UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 000-56021
British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
450 LEXINGTON AVENUE, #3308 NEW YORK, NEW YORK, 10163, UNITED STATES
(Address of principal executive offices, including zip code)
(646) 600-9181
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class E subordinate voting shares	ACRHF	OTC Markets Group Inc.
Class D subordinate voting shares	ACRDF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Conditions

On November 30, 2020, Acreage Holdings, Inc. (the “Company”) filed interim financial statements for the three and nine month periods ended September 30, 2020 with the securities regulators in each Canadian jurisdiction in which is it is a reporting issuer on its SEDAR profile (the “Interim Financial Statements”) and related Management’s Discussion and Analysis relating thereto (the “MD&A”). The Interim Financial Statements were not reviewed by the Company’s independent registered public accounting firm. Copies of the Interim Financial Statements and MD&A are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The Company’s Interim Financial Statements are preliminary for purposes of the Company’s reporting obligations with the U.S. Securities and Exchange Commission (the “SEC”) because, as previously announced, the Company delayed the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 (the “Quarterly Report”) because the Company required additional time to assess the accounting and disclosure related to an investment and related transactions to be contained in the Quarterly Report. The Company intends to file the Quarterly Report with the SEC as promptly as reasonably practicable.

The Interim Financial Statements have been prepared internally by management and are still the subject of review by the Company’s independent registered public accounting firm.  There can be no assurance that the Company’s actual financial results for the quarter ended September 30, 2020 will not differ from the financial information presented herein and such changes could be material.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 and Exhibits 99.1 and 99.2 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01 Other Events

The filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 will be delayed pending completion of the Company’s ongoing review of the accounting and disclosure related to an investment and a series of related transactions to be contained in the Quarterly Report.  As a result, the Company has not filed its Quarterly Report on Form 10-Q for the quarter ended September within the 5-day extension period provided by Rule 12b-25(b). The Company is working diligently and intends to file the Quarterly Report as promptly as reasonably practicable.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1	Preliminary financial information for Acreage Holdings, Inc. for the three and nine months ended September 30, 2020, and related financial statement footnotes.
99.2	Management’s Discussion & Analysis of Acreage Holdings, Inc. relating to preliminary financial information for the three and nine months ended September 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

Date: November 30, 2020	/s/ Glen Leibowitz
Glen Leibowitz Chief Financial Officer